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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2001

                                 LEARNCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                0-29379                             87-0622927
         (Commission File No.)                  (I.R.S. Employer
                                                Identification No.)

                              720 Industrial Drive
                           Bensenville, Illinois 60106
               (Address of principal executive offices; zip code)

                                 (630) 227-1080
              (Registrant's telephone number, including area code)







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ITEM 2.  ACQUISTION OF ASSETS.

On January 24, 2001, LearnCom, Inc. (the "Company") consummated the acquisition of all the outstanding stock of privately held VideoLearning Systems, Inc., a Pennsylvania corporation ("VLS").

The Company paid $533,000 cash, issued a promissory note in the amount of $67,000 and issued approximately 26,666,666 shares of its common stock in exchange for all the outstanding stock of VLS. The promissory note component of this transaction is payable in two consecutive annual installments of $33,500 without interest, installments are payable on the first and second anniversary from the date of the note, January 24, 2001.

Immediately following the Company's consideration being issued, the Company effected a forward triangular merger whereby VLS was merged with and into VLS Mergeco, Inc., a Pennsylvania corporation and a newly formed wholly owned subsidiary of the Company. VLS Mergeco, Inc. was the surviving corporation. Subsequent to the merger, VLS Mergeco, Inc. amended its Articles of Incorporation to change its name to VideoLearning Systems, Inc.

VLS was a non-related entity. VideoLearning Systems, Inc. is a premier distributor of training resources with over 30,000 customers and a twenty-five
(25) year operating history. The acquisition of VLS, now VideoLearning Systems, Inc., strengthens the Company's management team, sales power and customer base. Homer Hewitt, VLS' prior sole shareholder, will stay on with VideoLearning Systems, Inc. as its President and CEO. Two other long term managers of VLS, Deborah Gillespie and Dennis Barr, will also continue as vice presidents of VideoLearning Systems, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         Financial statements required by this Item 7 are not included in this current report on Form 8-K. Such Financial statements will be filed by amendment within the 60 days permitted under this
         Item 7.

(b)      Pro Forma Financial Information

         Pro forma financial information required by this Item 7 is not included in this current report on Form 8-K. Such pro forma financial information will be filed by amendment within 60 days permitted under this Item 7.

(c)      Exhibits

2.1 Agreement and Plan of Reorganization Dated As of January 1, 2001 Among VideoLearning Systems, Inc. and Its Shareholder, LearnCom, Inc. and VLS Mergeco, Inc. will be submitted with the financial statement information required under Item 7(a) above within the 60 days permitted under this Item 7.*

* The registrant hereby undertakes to furnish supplementary a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LEARNCOM, INC.
                                             (Registrant)



Date: February 7, 2001                       By: /s/ Lloyd W. Singer
                                                 ----------------------------
                                                 Lloyd W. Singer
                                                 Chief Executive Officer




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